EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVEOFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Drew D. Hall, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of GenFlat Holdings, Inc. on Form 10-K for the fiscal year ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of GenFlat Holdings, Inc.

/s/ Drew D. Hall
Drew D. Hall
Chief Executive Officer
(Principal Executive Officer)

Date: September 19, 2025